UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

MediaAlpha, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MediaAlpha

P.O. BOX 8016, CARY, NC 27512-9903

MediaAlpha, Inc.
Important Notice Regarding the Availability of Proxy Materials

Stockholders Meeting to be held on May 19, 2022
For Stockholders of record as of March 24, 2022

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/MAX

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/MAX

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 09, 2022.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/MAX	(866) 648-8133	paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

MediaAlpha, Inc.

Meeting Type: Annual Meeting of Stockholders
Date: Thursday, May 19, 2022
Time: 10:00 AM, Pacific Time
Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/MAX for more details.

You must pre-register at www.proxydocs.com/MAX by May 17, 2022 5:00 PM ET to attend the meeting online.

SEE REVERSE FOR FULL AGENDA

MediaAlpha, Inc. 2022 Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 3 YEARS. PROPOSAL 1. To elect the three nominees for Class II director to serve until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified. 1.01 David Lowe 1.02 Jennifer Moyer 1.03 Steven Yi 2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for MediaAlpha, Inc. and its subsidiaries for the fiscal year ending December 31, 2022. 3. To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers for fiscal 2021. 4. To approve, on a non-binding advisory basis, the frequency with which to hold future advisory votes on the compensation of the Company's named executive officers.